adept

ADEPT TECHNOLOGY, INC. IS YOUR INTELLIGENT ROBOTICS PARTNER





Roth Conference

March 10-12th 2014

Rob Cain President and CEO

Celebrating 30 Years of Innovation

adept

Safe Harbor

This presentation includes forward-looking statements, including statements about the economic environment affecting us and the markets we serve; sources of revenues and anticipated revenues; our management team; marketing and commercialization of our products under development; and our ability to attract customers and market acceptance of our products. These forward-looking statements are based on our assumptions, expectations and projections about future events only as of the date of this presentation, and we make such forward-looking statements pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve numerous risks and uncertainties that are difficult to predict. The Company's actual results could differ materially from those expressed in forward-looking statements for a variety of reasons, including, but not limited to factors affecting our fluctuating operating results that are difficult to forecast or are outside our control; our limited liquidity due to historical operating losses and negative cash flow; the effect of the current state of our customers; the effectiveness and unintended consequences of our restructuring actions; changes in our management team; the Company's inability to accurately forecast or react quickly to changes in demand for our products; risks of technical and commercial acceptance of our products; impact of foreign currency exchange rates; the lack of long-term customer contracts; the highly competitive nature of and rapid technological change within our industry; the lengthy sales cycle for our products; and risks associated with outsourced manufacturing and single sources of supply. For a discussion of risk factors relating to Adept's business, see our SEC filings, including the Company's annual report on Form 10-k for the fiscal year ended June 30, 2013, which includes the discussion in Management's Discussion and Analysis of Financial Condition and Results of Operations and Risk Factors.

Key Facts

Symbol	ADEP
Corporate Headquarters	Pleasanton, CA (Silicon Valley)
Stock Price (2/27/14) || 52 week range	$16.56 || $2.65-18.97
Common Shares Outstanding (2/27/14)	13.0 million
Market Capitalization	$215 million
Volume (daily 90-day average)	307,000
Debt (12/31/13)	$0
Revenue (TTM)	$52.8 million
Full-Time Employees	145
Fiscal Year	June 30

What We Do…


03

- We automate existing manual processes in assembly, handling, packaging and logistics
- We increase production 35% on average and at the same time improve quality and reduce scrap
- We combine robots, vision and grippers to deliver the flexibility and intelligence of people with efficiency of machines

Core IP built on real-time control, sensing & software

Corporate Overview



- 30 years established brand in innovative robotics (1983)
- $53 million TTM Sales and 145 employees
- Over 57,000 systems installed
  - Fortune 1000 global customer base
  - 15 - 20% revenue from services
- ISO 9001certified 6 years
- Leader in vision-based, autonomous robotics
  - Mobile Robots
  - Gripping applications
  - Fixed products
  - Global Services

Adept brand equals premium value & loyal customers

Adept Strategically Located in Core Markets


Adept Technology UK
Dortmund, Germany
TB-Automation
ASIC Robotics
Annecy, France
ARS srl
Adept Iberica
Automation Inc
Shelley Automation
Amherst, NH
Pleasanton, CA
Cornerstone Technical Group
VINSSA
Leeman
Golden Spring
Han Shin Power Tech
Nihon-Kizai
Troop Industries
Shanghai, China
CASTEC International
Second2None
A.R.S.I.
Singapore
M.A.R Automaco
ScanStore Chile
Buenos Aires Tech
Walls Machinery
Adept Headquarters
Adept Office
Distributor
Regional Sales Office

Industry & Geographic Distribution


FY2013
Geographic
Other 15%
China 11%
Other Asia 11%
France 8%
USA 27%
Germany 28%

Serving mature markets that need automation to compete globally

Automation Technology Evolution Reaching an Inflexion Point


Blind robot
Sensor guided robot
Multi-robot control
Distributed control
Collaborative Control
AGV
Mobile robot
Multi-robot coordination
Autonomous control
Collaborative control
1980
1985
1995
2005
2010
2015

Strategic Vision – Accelerate Market Share by Vertical


SoftPIC
Natural Food Packaging
Patented gripper
Hygienic handling
Consumables
$1.2B Market
Mobile
$1.4B Market
Food
Fixed products
Industrial
$1.4B Market
Electronics
SFM

Growth driven by new business and vertical solutions

Adept Fixed Robot Markets









Food Packaging

Safe, hygienic handling for primary and secondary food packaging

Electronics

High throughput, delicate assembly And inspection of consumer devices and solar cells

Automotive

High precision Assembly and inspection of air Bag ignition sensor

Med / Life Science

High throughput, fully traceable assembly of medical devices and diagnostic specimen handling

Vision-based, high speed, flexible assembly and handling

Food Market Point of Entry for Adept

•U.S. Food Processing Machinery


Industrial Cooking & Heating Machinery** $ 735 M 27%
Other Machinery* $756 M 28%
Parts & Attachments $ 415 M 15%
Bakery $415 M 15%
Meat, Poultry, Seafood $383 M 14%

	Worldwide	U.S
Food Machinery Market	$45B	$3B
Annual Growth	5-6%	
Customized Equipment	$11B	$0.75B

Adept is well positioned to capitalize on the food processing automation market.

•Adept Market Opportunity



Fruits & Vegetables
35,000 lines
15% TAM



Protein
75,000 lines
30% TAM



Processed Foods
100,000 lines
40% TAM

Adept SAM +$1.4 billion market.

Mobile Market Segmentation   Adept Market $1.2B

SEMI



59 x 200mm FABS

58 x 300mm FABS

WAREHOUSE LOGISTICS



Top 5 3PL >4300 WH

New market creation

MANUFACTURING



NA ~500 AGV's ann.

New market creation

Intelligent transport

Products and Service Portfolio



Fixed Products
Focus: Cobra / Quattro next generation, GTM via integrators
Mobile Products
Focus: Global Launch of Mobile into new verticals
Total Services
• Field Service
•Upgrades
•Adv. Performance
• Maintenance Contracts
• Training
•Spare Parts
Install base 57K+ systems
Focus: Total solutions model

Volume & Visibility
SaaS GM Model

Complete Automation solutions


Assembly 01
Assembly 02
Packaging 01
Packaging 02
Palletizing
adept

Adept Food SAM is $1.4B


United States Department of Agriculture
USDA
Accepted Equipment

- Only USDA accepted parallel robot
- Patented SoftPIC gripper product Family
- Food Safety Administration Act
- Performance Advantages
  - 23% Energy consumption reduction
  - Coverage of 1.3 meter envelope

SoftPIC







$1.2B Market for Mobile Product Family Extension


Handler-Reticles
Handler-SMIF
Transporter-SMIF
Transporter
Conveyor





Lynx Base





FY15

FY15



Growing Service Revenue by Increasing Services


FY13_Q1
FY13_Q2
FY13_Q3
FY13_Q4
FY14_Q1
FY14_Q2


Total Services
• Field Service
•Upgrades
•Adv. Performance
• Maintenance Contracts
• Training
•Spare Parts
Install base 57K+ systems
Focus: Total solutions model

- Reduce our customers cost per cycle & total cost of ownership
- Proactive maintenance anticipating future support needs
- Refurbishment of current equipment provides for extended use and reduced cost

Financial Trend

($ in millions)	FY'14 (6 months)	FY'13	FY'12	FY'11	FY'10	FY'09
Revenue	$28.2	$46.8	$66.2	$57.5	$51.6	$41.5
Gross Margin	46.5%	40.8%	42.3%	43.3%	43.2%	40.6%
R&D	$3.4	$7.6	$8.7	$8.2	$5.6	$5.7
SG&A	$9.7	$19.0	$20.7	$22.2	$18.2	$21.4

Adjusted EBITDA Trend



1,500
1,000
500
-
(500)
(1,000)
(1,500)
(2,000)
(2,500)
(3,000)
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

Next Steps for Adept



Regular Stream of new Products - Mobile & Fixed

- Intuitive, Advanced Products
- Anticipate / predict market needs
- Increase speed to market



Strategic Customer Relationships

- Partnerships – Lead Generation / Co-selling / Industry shows
- Market penetration in US, EU, APR
- Vertical Market focus



Increased Operating Performance

- Revenue / employee
- Improved productivity & execution
- Earnings per share

adept

ADEPT TECHNOLOGY, INC. IS YOUR INTELLIGENT ROBOTICS PARTNER





THANK YOU!

Rob Cain President and CEO

Celebrating 30 Years of Innovation

adept